                                        UNITED STATES

                              SECURITIES AND EXCHANGE COMMISSION

                        placeCityWashington, StateD.C. PostalCode20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the

                               Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported) June 29, 2006

                              Commission File Number of issuing
                                           entity:
                                        333-131213-06

                                  RALI Series 2006-QS6 Trust
                  ________________________________________________________
                                (Exact name of issuing entity)

                                  Commission File Number of
                                          depositor:
                                          333-131213

                               Residential Accredit Loans, Inc.
                  ________________________________________________________
                     (Exact name of depositor as specified in its charter)

                               Residential Funding Corporation
                  ________________________________________________________
                      (Exact name of sponsor as specified in its charter)

                   DELAWARE                                    None
        (State or other jurisdiction                              (I.R.S. employer
            of incorporation)                                    identification no.)

           c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
                    (Address of principal executive offices)           (Zip code)

              Registrant's telephone number, including area code (952) 857-7000

              _________________________________________________________________

                 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR
240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On June 29, 2006,  Residential  Accredit Loans, Inc. (the "Registrant"),  as depositor for the RALI Series 2006-QS6 Trust (the "Trust"),  issued Mortgage  Asset-Backed  Pass-Through
Certificates,  Series  2006-QS6,  including  the  following  classes  offered  pursuant  to  a
Registration  Statement on Form S-3 (File No.  333-131213)  filed by the  Registrant  with the
Securities  and Exchange  Commission:  Class I-A-1,  Class  I-A-2,  Class I-A-3,  Class I-A-4,
Class I-A-5, Class I-A-6,  Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10,  Class I-A-11,
Class I-A-12,  Class I-A-13,  Class I-A-14,  Class I-A-15,  Class I-A-16,  Class I-A-17, Class
I-A-P, Class I-A-V,  Class II-A-1,  Class II-A-P,  Class II-A-V,  Class R-I, Class R-II, Class
R-III,  Class I-M-1,  Class I- M-2, Class I-M-3,  Class II-M-1,  Class II-M-2 and Class II-M-3
(the "Certificates").

        Copies of the opinions of Orrick,  Herrington & Sutcliffe LLP with respect to legality of the  Certificates  and with respect to certain  federal tax matters,  together with related consents of Orrick,  Herrington  & Sutcliffe  LLP to the  incorporation  by  reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1     Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1     Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1    Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2    Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                          SIGNATURES

               Pursuant  to the  requirements  of the  Securities  Exchange  Act of 1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf  by the  undersigned thereunto duly authorized.

                                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                                   as depositor for the Trust

                                                   By:        /s/ Heather Anderson
                                                      Name:   Heather Anderson
                                                      Title:  Vice President

Dated:  June 29, 2006

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)